Exhibit 10.1

                                  AGREEMENT FOR
                        TERMINATION OF LEASE, GUARANTIES
                             AND ANCILLARY DOCUMENTS

                  THIS AGREEMENT FOR TERMINATION OF LEASE, GUARANTIES AND ANCILLARY DOCUMENTS (this "Agreement") is made and entered into as of October 31, 2001, by and among HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation ("Landlord"), ASSISTED CARE OPERATORS OF JACKSON, LLC, a Delaware limited liability company ("Tenant"), ASSISTED CARE OPERATORS, L.L.C., a Delaware limited liability company ("ACO"), OAKHAVEN SENIOR LIVING, INC., a California corporation ("Oakhaven Senior"), OAKHAVEN ASSISTED LIVING, INC., a California corporation ("Oakhaven Assisted"), BALANCED CARE CORPORATION, a Delaware corporation ("BCC"), BCC DEVELOPMENT AND MANAGEMENT CO., a Delaware corporation (a/k/a "BCC Management and Development Co." and referred to herein as "BCC Development"), and BALANCED CARE AT JACKSON, INC., a Delaware corporation ("BCC Jackson"), with respect to the following:

                                    RECITALS

                  A. Landlord, as successor in interest to AHP of Tennessee, Inc., a Tennessee corporation ("AHP"), and Tenant are parties to that certain Lease and Security Agreement dated as of January 30, 1998, as amended by a First Amendment to Lease and Security Agreement dated as of July 8, 1999 (as the same may have been further amended or modified from time to time in accordance with the terms thereof, collectively, the "Lease"), covering certain real and personal property (collectively, the "Leased Property") located in the City of Jackson, State of Tennessee, as more particularly described in the Lease. Tenant presently operates a residential care facility (the "Facility") on the Leased Property.

                  B. Landlord, as successor in interest to AHP, and Tenant are also parties to that certain Assignment of Leases, Rents and Receivables dated as of January 30, 1998 (as the same may have been amended or modified in accordance with the terms thereof, the "Assignment of Rents"), entered into in connection with the Lease and recorded in the Office of the Recorder in which the Leased Property is located.

                  C. Landlord, as successor in interest to AHP, and Tenant are also parties to that certain Security Agreement dated as of January 30, 1998 (as the same may have been amended or modified in accordance with the terms thereof, the "Security Agreement"), entered into in connection with the Lease.

                  D. ACO, Oakhaven Senior, and Oakhaven Assisted are collectively the "Guarantor" pursuant to (i) that certain Guaranty of Payment and Performance dated as of January 30, 1998 (as the same may have been amended or reaffirmed from time to time in accordance with the terms thereof, the "Lease Guaranty"), made in favor of Landlord, as successor in interest to AHP, in connection with the Lease, and (ii) that certain Assignment Agreement dated as of March 16, 1998 (the "Oakhaven Assignment"), by and between Oakhaven Senior, as assignor, and Oakhaven Assisted, as assignee. Oakhaven Senior was not released of its obligations under the Lease Guaranty in connection with the Oakhaven Assignment. Pursuant to that certain Agreement for Assumption of Guaranty Obligations dated as of October 31, 2001, BCC is assuming and shall be jointly and severally liable with ACO, Oakhaven Senior, and Oakhaven Assisted under the Lease Guaranty.

                  E. Tenant and BCC Jackson are parties to that certain Management Agreement dated as of January 30, 1998 (as the same may have been amended or modified from time to time in accordance with the terms thereof, the "Management Agreement"), entered into in connection with the Lease. The Management Agreement will be terminated concurrently herewith pursuant to that certain Management and Subordination and Standstill Termination Agreement dated as of October 31, 2001.

                  F. BCC is also the "Guarantor" pursuant to that certain Management Agreement Guaranty dated as of January 30, 1998 (as the same may have been amended or reaffirmed from time to time in accordance with the terms thereof, the "Management Agreement Guaranty"), made in favor of Landlord, as successor in interest to AHP, in connection with the Lease.

                  G. Landlord, as successor in interest to AHP, and BCC are also parties to that certain Right of First Refusal Offer Agreement dated as of January 30, 1998 (as the same may have been amended or modified from time to time in accordance with the terms thereof, the "Right of First Offer"), entered into in connection with the Lease.

                  H. Landlord, as successor in interest to AHP, Tenant, BCC Development, and BCC are also parties to that certain Assignment of Rights dated as of January 30, 1998 (as the same may have been amended or modified from time to time in accordance with the terms thereof, the "Assignment of Rights"), entered into in connection with the Lease.

                  I. Landlord, as successor in interest to AHP, Tenant, BCC Development, BCC Jackson, Oakhaven Assisted, as successor in interest to Oakhaven Senior pursuant to the Oakhaven Assignment, ACO, and BCC are also parties to that certain Non-Competition Agreement dated as of January 30, 1988 [sic] (as the same may have been amended or modified from time to time in accordance with the terms thereof, the "Non-Competition Agreement"), entered into in connection with the Lease. As described in the Oakhaven Assignment, Oakhaven Senior continues to be bound by the terms of the Non-Competition Agreement.

                  J. Tenant and Cheyenne Trace, LLC, a Delaware limited liability company ("New Operator"), have entered or will enter into an operations transfer agreement (the "Operations Transfer Agreement"), pursuant to which Tenant and New Operator have provided for the orderly transfer of the Facility from Tenant to New Operator as of the termination of the Lease, and have clarified each party's responsibilities and obligations with regard to the transfer of the operation of and ownership interests in the Facility.

                  K. The Lease, the Assignment of Rents and the Security Agreement are collectively referred to herein as the "Lease Documents". The Management Agreement Guaranty and the Right of First Offer are collectively referred to herein as the "BCC Documents." The Assignment of Rights and the Non-Competition Agreement are collectively referred to herein as the "Ancillary Documents".

                  L. Landlord and BCC have also entered into that certain Option to Purchase Agreement dated March 13, 2001, as amended by letter agreements dated March 30, 2001, April 16, 2001, July 3, 2001, and October 29, 2001
(collectively, the "Put/Call Agreement") pursuant to which Landlord and BCC have agreed to enter into a series of transactions involving the Facility and certain other facilities owned by Landlord and leased to Affiliates of BCC. The "Acceptance Period" under the Put/Call Agreement will expire on January 31, 2002, and unless BCC shall deliver a written termination notice to Landlord on or before the expiration of the "Acceptance Period," the parties shall thereafter be obligated to consummate the transactions described therein, including BCC's purchase of those facilities located in Allison Park, Pennsylvania, and Evansville, Indiana (collectively, the "Purchased Facilities"). Notwithstanding that the Acceptance Period had not expired, Landlord (in order to mitigate its damages), BCC and certain other parties previously executed definitive documents relating to a termination of the lease for the facility in Anderson, Indiana, as contemplated by the Put/Call Agreement. Pursuant and subject to the terms and conditions of the Put/Call Agreement, pending the expiration of the Acceptance Period Landlord has also agreed, among other things, to a standstill with respect to its rights and remedies under the Lease, Lease Guaranty and Ancillary Documents as a result of the "Tenant's" failure to timely perform its obligations under the Lease.

                  M. Notwithstanding that the Acceptance Period under the Put/Call Agreement has not expired as of the date hereof, in order to permit Landlord to mitigate its damages under the Lease and to transition operations of the Facility to New Operator, Lease Guaranty and Ancillary Documents, Landlord, Tenant, ACO, Oakhaven Senior, Oakhaven Assisted, BCC, BCC Development, and BCC Jackson desire to mutually cancel and terminate the Lease Documents, the Lease Guaranty, the Management Agreement Guaranty and the Ancillary Documents to which each is a party on the terms and conditions contained herein.

                                    AGREEMENT

                  IN CONSIDERATION OF the foregoing recitals, the mutual promises contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Termination of Lease Documents. Subject to all of the terms and conditions of this Agreement, including, without limitation, Paragraph 2 below, each of the Lease Documents and the respective obligations of Landlord and Tenant thereunder, including, but not limited to, (i) Tenant's obligations with respect to present or future Base Rent, Additional Rent and those items of Additional Charges that directly relate to the payment of Base Rent and/or Additional Rent (e.g., late payments charges and interest) (collectively, the "Terminated Rent Obligations"), and (ii) any right of Tenant to purchase all or any portion of the Leased Property pursuant to Article 15, 16 or 25 of the Lease or otherwise shall be terminated at 11:59 p.m. (Eastern time) on the date (the "Termination Date") that is the later of (a) the date upon which Tenant actually vacates the Leased Property and surrenders possession thereof to Landlord or New Operator in accordance with Section 3 below and the Operations Transfer Agreement or (b) the "Effective Date" of the Operations Transfer Agreement. Unless Landlord delivers written notice to Tenant specifying a reason that Tenant's surrender of the Leased Property is not in compliance with Section 3 below, the Termination Date shall be deemed to be the "Effective Date" of the Operations Transfer Agreement. Except as set forth in this Agreement, neither Landlord nor Tenant shall have any further obligations to the other pursuant to the Lease Documents subsequent to the Termination Date.

         2. Termination Payment; Cessation of Obligations Under Lease Documents; and Reservations. Notwithstanding the occurrence of the Termination Date, the following obligations of Tenant shall be reserved and continue subsequent to the Termination Date:

                  (a) In consideration for Landlord's execution and delivery of this Agreement, concurrently with Tenant's execution and delivery hereof, Tenant shall pay or cause BCC to pay to Landlord the sum of $30,000.00, as a one-time termination payment (the "Termination Fee"), which amount shall be applied by Landlord towards certain operating costs of the Facility following the Termination Date. If the provisions of Section 2(f) below apply, such Termination Fee shall be applied against any other damages and remedies to which Landlord is entitled to receive pursuant to such Section 2(f).

                  (b) Tenant agrees to defend, indemnify and hold harmless Landlord from and against any and all liens, claims, costs, losses, expenses, damages, actions and causes of action for which Tenant is responsible under the Lease Documents and which accrue or accrued on or before the Termination Date (other than in connection with the Terminated Rent Obligations).

                  (c) Tenant shall remain liable for (i) the cost of any and all Impositions, insurance premiums, utilities charges and other expenses incurred in connection with the operation, maintenance and use of the Leased Property through and including the Termination Date until full payment thereof (other than in connection with the Terminated Rent Obligations). Tenant shall obtain, or cause to be obtained, directly from the companies providing any such services closing statements for all services rendered through the Termination Date and shall promptly pay the same.

                  (d) Tenant shall remain responsible for and shall pay any personal property taxes assessed against the Leased Property or any personal property abandoned by Tenant therein with a lien date prior to the Termination Date, irrespective of the date of the billing therefor, and shall indemnify, defend and hold

Landlord harmless with respect to any claims for such taxes or resulting from non-payment thereof.

                  (e) Without limiting the generality of Section 2(b) above, Tenant shall remain responsible for and shall pay all 2000 assessments for real estate and personal property taxes due and payable in 2001, and for all prior years (the "2000 Assessments"). Tenant shall also be responsible for and shall pay its proportionate share of all real estate and personal property taxes which are assessed in 2001, and which are due and payable in 2002, based upon the number of days between January 1, 2001, and the Termination Date.

                  (f) Notwithstanding anything to the contrary in this Agreement, Tenant acknowledges that Landlord would not enter into this Agreement and effect the transactions contemplated hereby (including, but not limited to, a termination of the Lease and Lease Guaranty effective as of the Termination
Date) but for BCC's agreement to purchase the Purchased Facilities in accordance with the terms of the Put/Call Agreement. Nevertheless, as of the Termination Date, BCC will continue to hold the right to terminate the Put/Call Agreement by written notice to Landlord on or before the expiration of the Acceptance Period in accordance with the terms thereof. Accordingly, the parties hereto agree as follows:

                           (i) As of the date hereof, an Event of Default under
the Lease (and under the related documents including the Lease Guaranty and Ancillary Documents) has occurred and is continuing, without the requirement for delivery of any further notice of any kind.

                           (ii) If, at any time after the Termination Date,
either (i) BCC shall terminate the Put/Call Agreement in accordance with the terms thereof or (ii) within thirty (30) days following the expiration of the Acceptance Period, BCC and Landlord (through no fault of Landlord) shall fail to execute and deliver definitive legal documentation with respect to the purchase and sale of the Purchased Facilities in accordance with the terms of the Put/Call Agreement, then, notwithstanding the occurrence of the Termination Date or anything in this Agreement to the contrary, Landlord shall be entitled to seek and recover from Tenant (and BCC, ACO, Oakhaven and Oakhaven Assisted as "Guarantors" under the Lease Guaranty and any other responsible parties) all damages to which Landlord is entitled under the Lease and Lease Guaranty by reason of an Event of Default, including, without limitation, the right to seek and recover the damages set forth in clauses (i) through (iv) of Section 17.3 of the Lease.

                           (iii) Each party hereto (other than Landlord) hereby
irrevocably waives and relinquishes any defenses or counterclaims which it may have to prevent the enforcement of or the right of Landlord to seek and recover any such damages under the Lease by reason of such Event of Default, including those damages set forth in clauses (i) through (iv) of Section 17.3 of the Lease.

The provisions of this Section 2(f) shall automatically terminate and be of no further force or effect upon execution and delivery of definitive legal documentation with respect to the purchase and sale of the Purchased Facilities in accordance with the terms of the Put/Call Agreement.

         3. Delivery of the Leased Property. On or before the Termination Date, Tenant shall deliver to Landlord or, at Landlord's direction to New Operator, possession of the Leased Property, including the Land, Improvements, Equipment and Fixtures. Delivery shall be accomplished by surrender of physical possession of the Leased Property to Landlord. Upon surrender to Landlord, the Leased Property shall be broom-clean (i.e., free of debris and rubbish), in a safe condition and free from any Hazardous Substances.

         4. Transfer of Tenant's Personal Property. As additional consideration for Landlord's execution of this Agreement, including the termination of Tenant's Terminated Rent Obligations as described in this Agreement, on or before the Termination Date, Tenant shall convey and deliver to Landlord all of Tenant's Personal Property other than the property described on Schedule 4A attached hereto free and clear of any liens, claims or encumbrances, except for
(i) any Permitted Encumbrances (as defined in the Lease), and (ii) the purchase money security interests set forth on Schedule 4B attached hereto (the "PMSIs"). Tenant shall execute in favor of Landlord a bill of sale in form and substance acceptable to Landlord evidencing such conveyance.

         5. Termination of Lease Guaranty. Subject to all of the terms and conditions of this Agreement, the Lease Guaranty and the respective obligations of BCC, ACO, Oakhaven Senior and Oakhaven Assisted thereunder, including, but not limited to, any obligations relating to the Terminated Rent Obligations, shall be terminated at 11:59 p.m. (Eastern time) on the Termination Date; provided, however, that nothing contained herein shall be deemed to relieve BCC, ACO, Oakhaven Senior and Oakhaven Assisted of any of its respective obligations or liabilities under the Lease Guaranty which accrue or have accrued on or prior to the Termination Date or any obligations or liabilities of Tenant under this Agreement, which obligations and liabilities shall continue to be guaranteed obligations under the Lease Guaranty to and until full and complete performance of the same, including, without limitation, those obligations of Tenant set forth in Sections 2, 3 and 4 above.

         6. Termination of BCC Documents. Subject to all of the terms and conditions of this Agreement, the BCC Documents and the respective obligations of Landlord and BCC thereunder, including, but not limited to, any obligations relating to the Terminated Rent Obligations, shall be terminated at 11:59 p.m. (Eastern time) on the Termination Date; provided, however, that nothing contained herein shall be deemed to relieve BCC of any of its obligations or liabilities under the BCC Documents which accrue or have accrued on or prior to the Termination Date, including, without limitation, any obligations of BCC to indemnify, defend and hold harmless Landlord from and against any and all claims, liabilities, losses, costs, actions, damages, expenses or fees, including but not limited to attorneys' fees and costs of defense, for which BCC is responsible under the BCC Documents and which accrue or have accrued on or before the Termination Date.

         7. Termination of Ancillary Documents. Subject to all of the terms and conditions of this Agreement, each of the Ancillary Documents and the respective obligations of Landlord, Tenant, BCC, BCC Development, BCC Jackson, ACO, Oakhaven Senior and Oakhaven Assisted thereunder, including, but not limited to, any obligations relating to the Terminated Rent Obligations thereunder, shall be terminated at 11:59 p.m. (Eastern time) on the Termination Date; provided, however, that nothing contained herein shall be deemed to relieve Tenant, BCC, BCC Development, BCC Jackson, ACO, Oakhaven Senior and Oakhaven Assisted of any of their respective obligations or liabilities under the Ancillary Documents to which such entity is a party which accrue or have accrued on or prior to the Termination Date, including, without limitation, any obligations of Tenant, BCC, BCC Development, BCC Jackson, ACO, Oakhaven Senior and Oakhaven Assisted to indemnify, defend and hold harmless Landlord from and against any and all claims, liabilities, losses, costs, actions, damages, expenses or fees, including but not limited to attorneys' fees and costs of defense, for which Tenant, BCC, BCC Development, BCC Jackson, ACO, Oakhaven Senior and Oakhaven

Assisted are responsible under the Ancillary Document to which Landlord, BCC, BCC Development, BCC Jackson, ACO, Oakhaven Senior and Oakhaven Assisted is a party and which accrue or have accrued on or before the Termination Date.

         8. Representations and Covenants. Tenant represents, warrants and covenants as follows:

                  (a) Except for the Terminated Rent Obligations, Tenant will pay or make provision for the payment of all trade accounts, wage claims and other obligations of the business conducted in the Leased Property and shall neither take any action nor fail to take any action the result of which will be the imposition of any liens upon the Leased Property or the Improvements, Fixtures or Equipment thereon or therein or the creation of any claims against Landlord. It is hereby mutually agreed that this provision is not intended to bestow any benefit upon any person who is not a party to this Agreement.

                  (b) The Leased Property, all Improvements, Fixtures and Equipment therein, and Tenant's Personal Property are free and clear of any liens, claims or encumbrances created or suffered by, through or under Tenant, or its Affiliates, sublessees or other third parties for whom Tenant or its Affiliates are responsible, and that none of the foregoing is subject to a conditional sales agreement, lease or other title retention device.

                  (c) That there are no subtenants, franchisees, concessionaires or other persons claiming an interest in the Leased Property or Tenant's Personal Property or a right to occupy the Leased Property or any portion thereof under or through Tenant other than the residents of the Facility.

         9. Indemnity for Breach of Representations and Warranties. As additional consideration for Landlord entering into this Agreement, Tenant and BCC each agree to indemnify, defend and hold harmless Landlord from and against any and all claims, liabilities, losses, costs, actions, damages, expenses or fees, including but not limited to attorneys' fees and costs of defense relating to the breach of any representation or warranty set forth in Section 8 above. The obligations of Tenant and BCC under this Section 9 shall be joint and several.

         10. Mutual Termination of Lease. Within ten (10) days after the Termination Date, Landlord and Tenant shall execute in recordable form a Mutual Termination of Lease relating to the Lease in substantially the form of Exhibit A attached hereto, and shall cause same to be recorded in the office of the county recorder in the appropriate county where the Facility is located (the "County"). Landlord and Tenant each hereby agree promptly to execute and deliver such other documents as the other party may reasonably request in order to confirm the termination of the Lease in accordance with the terms of this Agreement.

         11. Further Assurances. The parties hereto agree to execute and deliver to the other parties hereto any agreement, document or instrument deemed reasonably necessary or desirable to give effect to the transactions described in this Agreement. Without limiting the generality of the foregoing, within ten
(10) days after the Termination Date, (i) Tenant and BCC agree to execute in recordable form and cause to be recorded in the office of the county recorder in the County, any and all instruments deemed reasonably necessary by Landlord to remove the effect on title to the Leased Property of that certain Revolving Credit/Future Advances Leasehold Mortgage dated as of January 30, 1998, by and between Tenant, as mortgagor, and BCC, as mortgagee, and (ii) Landlord agrees to execute and cause to be recorded or filed, as applicable, in the office of the county recorder in the county in which the Leased Property is located and/or in the office of the Secretary of State, termination statements relating to any Financing Statements or Fixture Filings relating to the Leased Property in favor of Landlord.

         12. Miscellaneous.

                  (a) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

                  (b) This Agreement shall be governed by and construed in accordance with the local law of the state in which the Leased Property is located.

                  (c) There are no agreements, understandings, commitments, representations or warranties with respect to the subject matter hereof except as expressly set forth in this Agreement. This Agreement supersedes all prior oral or written negotiations, understandings and agreements with respect to the subject matter hereof; provided, however, that except with respect to the specific matters addressed herein relating to the Lease, the Lease guaranty and the Ancillary Documents, nothing contained herein shall be deemed to modify in any way the Put/Call Agreement, which Put/Call Agreement shall remain in full force and effect in accordance with the terms thereof.

                  (d) Neither anything contained herein nor the transaction provided for herein shall be deemed or construed to constitute a "bulk sale" or an assumption by Landlord of any obligations of Tenant. The transaction provided for herein is and shall be construed solely as the termination of the Lease, the Lease Guaranty, the Management Guaranty and the Ancillary Documents.

                  (e) Each of the parties hereto acknowledges that it has negotiated for the specific considerations to be received by it hereunder and that damages would be an inadequate remedy for the breach of this Agreement by another party hereto. Each of the parties hereto shall be entitled to enforce the terms of this Agreement by an action either for specific performance or for injunctive relief, or both, to prevent the breach or continued breach of this Agreement. The prevailing party in any proceeding pursuant to or based upon this Agreement or in which this Agreement is asserted as a defense shall be entitled to recover attorneys' fees and costs incurred in such proceeding in such amount as the court shall determine to be reasonable.

                  (f) All capitalized terms not defined in this Agreement but defined in the Lease shall have the meaning given to such terms under the Lease.

                  (g) All indemnification covenants are intended to apply to losses, damages, injuries, claims, etc. incurred directly by the indemnified parties and their property, as well as by the indemnifying party or third party, and their property.

                  (h) Landlord hereby acknowledges that following the Termination Date, BCC or an Affiliate of BCC intends to acquire all of the issued and outstanding securities of Tenant, ACO, Oakhaven Senior and Oakhaven Assisted.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

"Landlord"                              HEALTH CARE PROPERTY INVESTORS,
                                        a Maryland corporation

                                        By:/s/Edward J. Henning
                                           -------------------------------------
                                              Edward J. Henning
                                              Senior Vice President, General
                                              Counsel and Corporate Secretary

"Tenant" ASSISTED CARE OPERATORS OF JACKSON, LLC, a Delaware limited liability company

                                        By:      Assisted Care Operators,
                                                 L.L.C., a Delaware limited
                                                 liability company,
                                                 its manager and authorized
                                                 representative

                                                 By:   Retirement Operators
                                                       Funding, L.L.C., a
                                                       Delaware limited
                                                       liability company, its
                                                       manager and authorized
                                                       representative

                                                       By:   Retirement
                                                             Operators
                                                             Management,
                                                             Inc., a California
                                                             corporation, its
                                                             manager and
                                                             authorized
                                                             representative

                                                       By:/s/F. David Carr
                                                          ----------------------
                                                             F. David Carr,
                                                             President

"ACO"                                   ASSISTED CARE OPERATORS, L.L.C.,
                                        a Delaware limited liability company

                                        By:     Retirement Operators Funding,
                                                L.L.C., a Delaware limited
                                                liability company, its manager
                                                and authorized representative

                                                By:    Retirement Operators
                                                       Management, Inc., a
                                                       California corporation,
                                                       its manager and
                                                       authorized representative

                                                        By:/s/F. David Carr
                                                          ----------------------
                                                              F. David Carr,
                                                              President

"Oakhaven Senior"                       OAKHAVEN SENIOR LIVING, INC.,
                                        a California corporation

                                        By:
                                        Name:
                                        Title:

"Oakhaven Assisted"                     OAKHAVEN ASSISTED LIVING, INC.,
                                        a California corporation

                                        By:
                                        Name:
                                        Title:

"BCC"                                   BALANCED CARE CORPORATION,
                                        a Delaware corporation

                                        By:/s/Robin L. Barber
                                           -------------------------------------
                                              Robin L. Barber
                                              Senior Vice President,
                                              Legal Counsel
                                              & Assistant Secretary

"BCC Development"                       BCC DEVELOPMENT AND MANAGEMENT CO.,
                                        a California corporation

                                         By:/s/Robin L. Barber
                                           -------------------------------------
                                               Robin L. Barber
                                               Vice President and
                                               Secretary

"BCC Jackson"                           BALANCED CARE AT JACKSON, INC., a
                                        Delaware corporation


                                        By:/s/Robin L. Barber
                                           -------------------------------------
                                              Robin L. Barber
                                              Vice President and Secretary

                                    EXHIBIT A

                       Form of Mutual Termination of Lease


RECORDING REQUESTED BY

AND WHEN RECORDED MAIL TO:

Latham & Watkins
650 Town Center Drive
Twentieth Floor
Costa Mesa, California 92626
Attn:  David C. Meckler, Esq.

                                     (Space Above Line For Recorder's Use Only)


                           MUTUAL TERMINATION OF LEASE

                  THIS MUTUAL TERMINATION OF LEASE is made and entered into as of October 31, 2001, by and between HEALTH CARE PROPERTY INVESTORS, a Maryland corporation ("Landlord"), and ASSISTED CARE OPERATORS OF TENNESSEE, LLC, a Delaware limited liability company (the "Tenant"), with respect to the following:

A. Landlord, as successor in interest to AHP of Tennessee, Inc., a Tennessee corporation, is the landlord and Tenant is the tenant pursuant to that certain Lease and Security Agreement dated as of January 30, 1998 (as the same may have been modified or amended, the "Lease"). The Lease describes and covers certain real property located in _____________ County, Tennessee, and more particularly described on Exhibit A attached hereto and incorporated herein by this reference (the "Property"). The Lease is evidenced of record by that certain Memorandum of Lease dated as of January 30, 1998, recorded in the Office of the Recorder of _______ County, Tennessee on ___________, 1998, as Instrument No. ___________.

B. Landlord and Tenant mutually desire to cancel and terminate the Lease effective as of ______________, 2001 (the "Termination Date"), irrespective of the date of the execution and recordation of this instrument.

C. All terms used in this instrument with initial capital letters and not defined herein shall have the meanings given to such terms by the Lease.

                  NOW, THEREFORE, for and in consideration of the foregoing recitals and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant do hereby mutually cancel and terminate the Lease, and the leasehold estate created thereby, effective on the Termination Date; provided, however, that nothing contained herein shall be deemed to relieve Tenant of any of its obligations or liabilities under the Lease which accrue or have accrued on or prior to the Termination Date, including, without limitation, all obligations of Tenant, to indemnify, defend and hold harmless Landlord from and against any and all claims, liabilities, losses, costs, actions, damages, expenses or fees, including but not limited to attorneys' fees and costs of defense, for which Tenant is responsible under the Lease and which accrue or have accrued on or before the Termination Date. Furthermore, this Mutual Termination of Lease shall in no way affect the obligations of any party under that certain Agreement for Termination of Lease, Guaranty and Ancillary Documents dated as of October 31, 2001 by and among Landlord, Tenant, Assisted Care Operators of Tennessee, L.L.C., Assisted Care Operators, L.L.C., Oakhaven Senior Living, Inc., Oakhaven Assisted Living, Inc., Balanced Care Corporation, BCC Development and Management Co., and Balanced Care at Jackson, Inc.

                  This instrument may be signed in multiple counterparts which, when duly delivered and taken together, shall constitute a binding agreement between all parties.

                  IN WITNESS WHEREOF, the parties hereto have executed and entered into this Mutual Termination of Lease as of the day and year first above written.

                            [SIGNATURES PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the undersigned have caused this Mutual Termination of Lease to be executed as of the date first above written.

                       "Tenant"                                               "Owner"
ASSISTED CARE OPERATORS OF TENNESSEE, LLC, a Delaware   HEALTH CARE PROPERTY INVESTORS, INC., a Maryland
limited liability company                               corporation

By:      Balanced Care at Jackson, Inc.,
         a Delaware corporation                         By:
                                                                Edward J. Henning
                                                                Senior Vice President, General Counsel and
         By:                                                    Corporate Secretary
                  Robin L. Barber
                  Vice President    and
                  Secretary

STATE OF ___________________________
COUNTY OF _________________________

                 On _______________________, 2001 before me, _________________,
Notary Public, personally appeared, __________________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and seal on this ______ day of _________________, 2001.

                                            ____________________________________
                                            Notary Public

MY COMMISSION EXPIRES:
_________________________


STATE OF ___________________________
COUNTY OF _________________________

                  On _______________________, 2001 before me, _________________,
Notary Public, personally appeared __________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                                            ____________________________________
                                            Notary Public

MY COMMISSION EXPIRES:
_________________________

                                    EXHIBIT A
                                       TO
                           MUTUAL TERMINATION OF LEASE

                        Legal Description of the Property






                    Exhibit A to Mutual Termination of Lease

                                   SCHEDULE 4A

                           Excluded Personal Property






                                   Schedule 4A

                                   SCHEDULE 4B

                        Purchase Money Security Interests






                                   Schedule 4B